Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12. Commitments and Contingencies
Employee Benefit Plans
The Company sponsors defined contribution profit sharing plans for substantially all employees of the Company and its subsidiaries. The Company provides matching contributions on some of these plans. Total expense under these plans was $2.8 million, $2.3 million, and $1.4 million for the years ended December 31, 2015, 2014, and 2013, respectively.
Operating Leases
The Company leases terminals, office space, trucks, trailers, and other equipment under noncancelable operating leases expiring on various dates through 2027. The Company incurred rent expense from operating leases of $66.2 million, $55.0 million, and $28.7 million for the years ended December 31, 2015, 2014, and 2013, respectively.
Aggregate future minimum lease payments under noncancelable operating leases with an initial term in excess of one year were as follows as of December 31, 2015 (in thousands):

Year Ending:	Amount
2016	$48,117
2017	39,236
2018	32,059
2019	17,813
2020	11,402
Thereafter	20,203

Contingencies
In the ordinary course of business, the Company is a defendant in several legal proceedings arising out of the conduct of its business. These proceedings include claims for property damage or personal injury incurred in connection with the Company’s services. Although there can be no assurance as to the ultimate disposition of these proceedings, the Company does not believe, based upon the information available at this time, that these property damage or personal injury claims, in the aggregate, will have a material impact on its consolidated financial statements. The Company maintains liability insurance coverage for claims in excess of $500,000 per occurrence and cargo coverage for claims in excess of $100,000 per occurrence. The Company believes it has adequate insurance to cover losses in excess of the deductible amount. As of December 31, 2015 and December 31, 2014, the Company had reserves for estimated uninsured losses of $7.2 million and $5.8 million, respectively.
In addition to the legal proceedings described above, like many others in the transportation services industry, the Company is a defendant in five purported class-action lawsuits in California alleging violations of various California labor laws and one purported class-action lawsuit in Illinois alleging violations of the Illinois Wage Payment and Collection Act. The plaintiffs in each of these lawsuits seek to recover unspecified monetary damages and other items. In addition, the California Division of Labor Standards and Enforcement has brought administrative actions against the Company on behalf of seven individuals alleging that the Company violated California labor laws. Given the early stage of all of the proceedings described in this paragraph, the Company is not able to assess with certainty the outcome of these proceedings or the amount or range of potential damages or future payments associated with these proceedings at this time. The Company believes it has meritorious defenses to these actions and intends to defend these proceedings vigorously. However, any legal proceeding is subject to inherent uncertainties, and the Company cannot assure that the expenses associated with defending these actions or their resolution will not have a material adverse effect on its business, operating results, or financial condition.